Report of Independent
Registered Public
Accounting Firm


To the Shareholders and
Board of Trustees of
Federated Institutional
Trust

In planning and
performing our audits of
the financial statements
of Federated
Intermediate
Government/Corporate
Fund (the ?Fund?), a
portfolio of Federated
Institutional Trust, as of
and for the year ended
August 31, 2013, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Fund?s internal
control over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund?s internal control
over financial reporting.
Accordingly, we express
no such opinion.

Management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company?s internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles. A
company?s internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the assets
of the company; (2)
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made in accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of the
unauthorized
acquisition, use, or
disposition of the
company?s assets that
could have a material
affect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable
possibility that a
material misstatement of
the Funds? annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Fund?s internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund?s internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of
August 31, 2013.

This report is intended
solely for the
information and use of
management and the
Board of Trustees of
Federated Institutional
Trust and the Securities
and Exchange
Commission and is not
intended to be and
should not be used by
anyone other than those
specified parties.

s/KPMG

Boston, Massachusetts
October 24, 2013